UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2023, a new Investment Management Agreement (the “Advisory Agreement”) by and between Horizon Technology Finance Corporation (the “Company”) and its registered investment adviser, Horizon Technology Finance Management LLC (the “Advisor”), became effective. The stockholders of the Company, at a meeting of stockholders of the Company convened on May 25, 2023 and reconvened on June 28, 2023, previously approved the Advisory Agreement to become effective upon a change of control of the Advisor.

The Advisory Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Section 8	Other Events
Item 8.01	Other Events

At the reconvened annual meeting of stockholders of the Company held on June 28, 2023, the stockholders of the Company approved a new Advisory Agreement with the Advisor, effective upon the closing of the acquisition of the Advisor (the “Acquisition”) by MCH Holdco LLC, an affiliate of Monroe Capital LLC (“Monroe”). On June 30, 2023, Monroe completed the Acquisition and the new Advisory Agreement became effective. On July 5, 2023, Monroe and the Advisor announced the completion of the Acquisition.

The full text of the press release of Monroe and the Advisor making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Investment Management Agreement, effective as of June 30, 2023, by and between Horizon Technology Finance Corporation and Horizon Technology Finance Management LLC.
99.1	Press Release of Monroe Capital LLC and Horizon Technology Finance Management LLC dated July 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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